Exhibit 10.2

BILL OF SALE, ASSIGNMENT AND ASSUMPTION OF

PERSONAL PROPERTY, SERVICE CONTRACTS, WARRANTIES AND LEASES

LEEWARD STRATEGIC PROPERTIES, INC., a Delaware corporation (“Grantor”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to it in hand paid by GGT GWINNETT CENTER GA, LLC, a Delaware limited liability company (“Grantee”), the receipt and sufficiency of which are hereby acknowledged, has Granted, Sold, Assigned, Transferred, Conveyed, and Delivered and does by these presents Grant, Sell, Assign, Transfer, Convey and Deliver unto Grantee, all of Grantor’s rights, titles, and interests in and to the following described properties located in, affixed to, and/or arising or used in connection with the improved property with parking and other amenities (the “Project”) situated on the land in the County of Gwinnett, State of Georgia, more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the “Land,” which together with the Project is sometimes hereinafter called the “Property”):

(a) All fixtures, equipment, machinery, building materials, furniture, furnishings, carpet drapes, and other tangible personal property owned by Grantor, and all intangible personal property owned by Grantor, including the name “Gwinnett Business Center,” transferable utility contracts, transferable telephone exchange numbers, plans and specifications, engineering plans and studies, floor plans and landscape plans (the “Personal Property”), and located on, attached to, or used in connection with the operation and maintenance of the Property;

(b) Any leases for space in the Project (the “Leases”), together with security and other deposits owned or held by Grantor pursuant to the Leases, which Leases and security deposits are described on Exhibit B attached hereto;

(c) The assignable service, maintenance, or management contracts relating to the ownership and operation of the Property (the “Service Contracts”) attached hereto as Exhibit C; and

(d) Any assignable warranties and guaranties relating to the Property or any portion thereof (collectively, the “Warranties”); and

Grantor and Grantee hereby covenant and agree as follows:

(i) Grantee accepts the aforesaid assignment and Grantee assumes and agrees to be bound by and timely perform, observe, discharge, and otherwise comply with each and every one of the agreements, duties, obligations, covenants and undertakings upon the lessor’s part to be kept and performed under the Leases and any obligations of Grantor under the Service Contracts.

(ii) This Agreement shall bind and inure to the benefit of the parties and their respective successors, legal representatives and assigns.

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(iii) Neither this Agreement nor any term, provision, or condition hereof may be changed, amended or modified, and no obligation, duty or liability or any party hereby may be released, discharged or waived, except in a writing signed by all parties hereto.

GRANTEE ACKNOWLEDGES AND AGREES THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE WARRANTY OF TITLE AS SET OUT IN THE DEED), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY, THAT GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS OR SUBSTANCES. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, GRANTEE IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY GRANTOR AND ACCEPTS THE PROPERTY AND WAIVES ALL OBJECTIONS OR CLAIMS AGAINST GRANTOR (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT GRANTOR HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. GRANTOR IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY

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LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN “AS IS” CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE FOR THE PROPERTY HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY GRANTOR AND PURCHASED BY GRANTEE SUBJECT TO THE FOREGOING.

Signature Pages Follow

BILL OF SALE, ASSIGNMENT AND ASSUMPTION OF PERSONAL
PROPERTY, SERVICE CONTRACTS, WARRANTIES AND LEASES	Page 3
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IN WITNESS WHEREOF, Grantor and Grantee have executed this Assignment of Personal Property, Service Contracts, Warranties and Leases on October 17, 2011, to be effective as of the 17th day of October, 2011.

GRANTOR:	LEEWARD STRATEGIC PROPERTIES, INC., a Delaware corporation

	By:	/s/ William J. Sweeney, Jr.
	Name:	William J. Sweeney, Jr.
	Title:	Vice President

Grantee signature page follows

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GRANTEE:	GGT GWINNETT CENTER GA, LLC, a Delaware limited liability company

	By:	/s/ Steven D. Shackelford
	Name:	Steven D. Shackelford
	Title:	Executive Vice President

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EXHIBIT A

To Assignment

LEGAL DESCRIPTION

[Omitted as not necessary to an understanding of the Agreement]

EXHIBIT B

To Assignment

LEASES

[Omitted as not necessary to an understanding of the Agreement]

EXHIBIT C

To Assignment

SERVICE CONTRACTS

[Omitted as not necessary to an understanding of the Agreement]

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PROPERTY, SERVICE CONTRACTS, WARRANTIES AND LEASES	Page 6
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